UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2004

SILICON IMAGE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-26887	77-0396307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA
(Address of principal executive offices)

94085
(Zip Code)

(408) 616-4000
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.            Other Events.

On November 5, 2004, Robert H. Bagheri, Executive Vice President of Operations, of the Registrant, entered into a trading plan with Deutsche Banc Alex. Brown that is intended to comply with Rule 10b5-1(c) of the Securities Exchange Act of 1934, as amended.  Pursuant to the plan, Deutsche Banc Alex. Brown will undertake to sell up to 50,000 shares of common stock of the Registrant currently subject to stock options held by Mr. Bagheri under same day sale arrangements beginning November 11, 2004 through March 1, 2005, provided that the limit order prices specified in the plan are met.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2004		SILICON IMAGE, INC.

	By:	/s/ Robert G. Gargus
Robert G. Gargus
Vice President, Finance and Administration and Chief Financial Officer